Exhibit 10.1

EXECUTION COPY
FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of December 14, 2010, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), ARLINGTON TANKERS LTD., a Bermuda limited company (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to an Credit Agreement, dated as of October 4, 2010 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.             Amendments to Credit Agreement.

1.             Section 7.17 of the Credit Agreement is hereby amended by deleting the text “December 15, 2010” appearing in said Section and inserting the text “January 15, 2011” in lieu thereof.

II.            Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.           This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this First Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

4.           THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.           This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when (i) the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com) and (ii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the First Amendment (including, without limitation, the fees and expenses of White & Case LLP).

6.           From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President & Chief Financial Officer

ARLINGTON TANKERS LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Treasurer

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

DNB NOR BANK ASA, NEW YORK BRANCH,
Individually

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

By:	/s/ Thomas Tangen
	Name:	Thomas Tangen
	Title:	Senior Vice President, Head of Corporate Banking